SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SEARS, ROEBUCK AND CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

TELEPHONE PROXY VOTING SERVICE DIALOGUE

Dialogue Number	Type of Dialogue	Dialogue

1	Greeting 1	Hello. Thank you for calling the Telephone Proxy Voting Service.
			ð	Go to dialogue # 2.

2	Greeting 2	Press one if you are calling from a touch-tone phone and have your Proxy form in front of you.
		F	Enter ‘1’
			ð	Go to dialogue # 3.
		F	Enter invalid response. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.
			G	When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.
		F	Enter nothing. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.

3	Let’s Begin	Let‘s begin.
			ð	Go to dialogue # 4.

4	Enter CN	Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.
		F	Enter 12 valid Control Number digits during or after dialogue #s 3 & 4.
			ð	Go to dialogue # 5.
		F	Enter 12 invalid Control Number digits during or after dialogue #s 3 & 4. “Sorry, your Control Number is invalid.”
			ð	Go to dialogue # 4.
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects -.
		F	Enter 1 to 11 invalid digits/characters during or after dialogue #s 3 & 4. “Sorry, your input was invalid.”
			ð	Go to dialogue # 4.
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects -.
		F	Enter nothing. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 4.
- A third no response triggers the ‘Sorry Problems’ message and disconnects -.

5	Thank You	Thank You.
When vote is in advance of the meeting date. . .
			ð	Go to dialogue # 6.
OR
When vote is on the day of or passed the meeting date. . .
“Your vote cannot be accepted. It is the date of the meeting or the vote is late.”
			ð	Go to dialogue # 4.

Dialogue Number	Type of Dialogue	Dialogue

6	Accept Default	If you elect to vote as Management recommends, press one. If you elect to vote on directors and proposals individually, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 24.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 6.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects -.
Dialogues numbered 7‚ through 15 and 19 are only reached when there are nominees to vote on — and caller elects to vote on directors and proposals individually.

7	Nominee Vote	There are zero nominees for this proxy vote.
			ð	Go to dialogue # 16.
	**Dialogue  or ‚			OR
depending on whether there are Nominees for this proxy vote

‚If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.
		F	Enter ‘1’.
			ð	Go to dialogue # 8.
		F	Enter ‘2’.
			ð	Go to dialogue # 9.
		F	Enter ‘3’.
			ð	Go to dialogue # 10.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 7.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects-.

8	For All Nominees	You have voted for all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 16.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 8.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects-.

9	Withhold All Nominees	You have voted to withhold all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 16.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”

Dialogue Number	Type of Dialogue	Dialogue
Go to dialogue # 9.
- A third no response or invalid response triggers the ‘Sorry Problem’ message and disconnects-.

10	Specific Nominee	You have chosen to withhold Specific Nominees.
			ð	Go to dialogue # 11.

11	Enter Nominee	Enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished enter zero zero.
		F	Enter valid two digit number between 1 and 10.
			ð	Go to dialogue # 12.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 13.
		F	Enter ‘00’.
			ð	Go to dialogue # 16.
		F	Enter invalid digit(s).
			ð	Go to dialogue # 14.
		F	Enter nothing.
			ð	Go to dialogue # 16.

12	Verify Nominee	You have entered Nominee Number. . . If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 15.
		F	Enter ‘2’.
			ð	Go to dialogue # 15.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 12. – (Only “if...correct, press one
- if...not correct, press two” is repeated.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

13	Dup Nominee	You have already selected Nominee Number. . .
			ð	Go to dialogue # 15.

14	Invalid Nominee	Your entry was invalid. The Nominee Number must be between one and ten.
			ð	Go to dialogue # 15.

15	Another Nominee		If you wish to withhold another nominee, enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
		F	Enter valid two digit number between 1 and 10 to withhold another nominee.
			ð	Go to dialogue # 12.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 13.
		F	Enter ’00’.
			ð	Go to dialogue # 16.
		F	Enter invalid nominee number.
			ð	Go to dialogue # 14.
		F	Enter nothing.
			ð	Go to dialogue # 16.

16	Proposal Voting	Proxy Voting continues with Proposal Voting.
			ð	Go to dialogue # 17.

Dialogue Number	Type of Dialogue	Dialogue

17	Proposal Name	We are ready to accept your vote for Proposal . . .
			ð	Go to dialogue #18

18	Proposal Vote	If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.
		F	Enter ‘1’, ‘2’, ‘3’, etc. (proposal numbers may vary) to vote on a specific proposal.
			ð	Go to dialogue # 17. to vote on another proposal.
			ð	Go to dialogue # 29 – 40 to indicate response to data collection
			ð	Go to dialogue # 19. after all proposals are voted.
		F	Enter nothing or invalid response. “I have not received your response. “ OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 17.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

19	Nominee Vote Confirmation	When there are no nominees . . .
			ð	Go to dialogue # 20.
When there are nominees . . .
You have voted for all Nominees.
OR
You have voted to withhold all Nominees.
OR
You have voted to withhold Nominee . . .
			ð	Go to dialogue # 20.

20	For Proposal	You have voted for Proposal. . .

21	Against Proposal	You have voted against Proposal

22	Abstain Proposal	You have voted to abstain from Proposal . . .
		F	Dialogues 20, 21 and 22 are repeated until all proposal votes are verified.
		F	Dialogues 41 – 64 are repeated until all data collection indications are verified.
			ð	Go to dialogue # 23.

23	Confirm Votes	If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
		F	Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . .”.
			ð	Go to dialogue # 26.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the too ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects-.
		F	Enter ‘3’.
			ð	Go to dialogue # 19.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 19, 20 , 21, 22, 41 - 64.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

24	Vote Recommended	You have elected to vote as the Board of Directors has recommended.
			ð	Go to dialogue # 25.

Dialogue Number	Type of Dialogue	Dialogue

25	Board Recommends	Recommended elections include a vote to approve all proposed nominees and a vote for proposals zero one, zero two, zero four. If this is correct, press one.
If this is not correct, press two. If you would like your vote repeated to you, press three,
		F	Enter ‘1’ “A vote has been recorded for Control Number . . . . . . . . .”.
			ð	Go to dialogue # 26.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects-.
		F	Enter ‘3’.
			ð	Go to dialogue # 24.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid. ”
			ð	Go to dialogue # 24.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

26	Conclude Business	If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 27.
		F	Enter ‘2’.
			ð	Go to dialogue # 27.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 26.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

27	Record Votes	All of your votes have been recorded by the Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.
			ð	Go to dialogue # 4 - if voting for another Proxy Election based on voter’s response to dialogue # 26.
			ð	Go to dialogue # 28 - if not voting for another Proxy Election based on voter’s response to dialogue # 26.

28	Thank You	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.
			ð	Disconnect.

29	Discontinue AR	If you wish to discontinue receipt of the Annual Report, please press 1 for YES or 2 for NO.

30	Generic Confidential Voting	If you would like to keep your vote confidential under the current policy please press 1 for YES or 2 for NO

31	Delphi Confidential Voting	If you would like to keep your vote confidential under Delphi’s policy please press 1 for YES or 2 for NO

32	Electronic Access	To view meeting materials electronically via the internet rather than receiving a hard copy, please note that you will continue to receive a proxy card for voting purposes only, please press 1 for
YES or 2 for NO.

33	HouseHolding (Pseudo) Prop.	To consent to receive certain future investor communications in a single package per household, please press 1 for YES or 2 for NO

Dialogue Number	Type of Dialogue	Dialogue

34	Meeting Attendance	If you plan to attend this meeting, please press 1 for YES or 2 for NO

35	Question 1 Yes/No	In regards to Question 1, please press 1 for YES or 2 for NO.

36	Question 2 Yes/No	In regards to Question 2, please press 1 for YES or 2 for NO.

37	Question 3 Yes/No	In regards to Question 3, please press 1 for YES or 2 for NO.

38	Question 1 For/Against	In regards to Question 1, please press 1 to vote “FOR” or 2 to vote “AGAINST”

39	Question 2 For/Against	In regards to Question 2, please press 1 to vote “FOR” or 2 to vote “AGAINST”

40	Question 3 For/Against	In regards to Question 3, please press 1 to vote “FOR” or 2 to vote “AGAINST”

41	Confirm Discontinue AR 1	You have indicated you no longer wish to receive the Annual Report.

42	Confirm Discontinue AR 2	You have indicated you wish to continue receiving the Annual Report.

43	Confirm of Confidential Voting 1	You have selected YES to keeping your vote confidential under the current policy

44	Confirm of Confidential Voting 2	You have selected NO to keeping your vote confidential under the current policy

45	Confirmation of Delphi 1	You have selected YES to keeping your vote confidential under Delphi’s policy

46	Confirmation of Delphi 2	You have selected NO to keeping your vote confidential under Delphi’s policy

47	Confirm Electronic Access 1	You have indicated you wish to view meeting materials electronically via the internet instead of receiving a hard copy. Once again, please note that you will continue to receive a proxy card for voting purposes only.

48	Confirm Electronic Access 2	You have indicated you wish to continue receiving a hard copy of all meeting materials.

49	Confirm Householding 1	You have consented to receive certain future investor communications in a single package per household.

50	Confirm Householding 2	You did not consent to receive certain future investor communications in a single packager per household

51	Confirm Meeting Attendance 1	You have indicated you will attend this meeting

52	Confirm Meeting Attendance 2	You have indicated you will not attend this meeting.

53	Confirm Question 1 Yes	You have indicated YES to Question 1.

54	Confirm Question 1 No	You have indicated NO to Question 1.

55	Confirm Question 2 Yes	You have indicated YES to Question 2.

56	Confirm Question 2 No	You have indicated NO to Question 2.

57	Confirm Question 3 Yes	You have indicated YES to Question 3.

Dialogue Number	Type of Dialogue	Dialogue

58	Confirm Question 3 No	You have indicated NO to Question 3.

59	Confirm Question 1 For	You have voted “FOR” Question 1.

60	Confirm Question 1 Against	You have voted ‘AGAINST’ Question 1.

61	Confirm Question 2 For	You have voted “FOR” Question 2

62	Confirm Question 2 Against	You have voted ‘AGAINST’ Question 2.

63	Confirm Question 3 For	You have voted “FOR” Question 3

64	Confirm Question 3 Against	You have voted ‘AGAINST’ Question 3

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the “Sorry Problems” dialogue is repeated on the third attempt to get valid information.

Type of Instruction	Dialogue

Sorry Problems	We are sorry you are experiencing problems entering your vote. Please call later and try again.

G NOTE The “Sorry Problems” dialogue is generally repeated after any combination of three invalid responses or non response to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects	You have made too many incorrect entries. Please call back when you have the correct information.

G NOTE

The “Too Many Incorrects” dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the “Sorry Problems” dialogue and a disconnection.

Invalid Input	Sorry, your input was invalid.

Pause .5	[ 500 ms of silence ] (Amount of pause time permitted between caller’s vote and continuation of telephone dialogue.)

EMAIL NOTIFICATION

PROXYVOTE.COM

You previously elected to receive Sears shareholder communications and submit voting instructions via the Internet. This e-mail notification provides information you will need to view the material described below online, vote all shares owned of record by you and print a copy of the materials.

Please read the instructions carefully.

This is a NOTIFICATION of the:

2004 SEARS, ROEBUCK AND CO. ANNUAL MEETING OF SHAREHOLDERS

Meeting Date: May 13, 2004

For Holders as of: March 15, 2004

CUSIP NUMBER: 812387108

CONTROL NUMBER:

ADMISSION TICKET

This e-mail notification also serves as your admission ticket to the 2004 Annual Meeting of Shareholders. You should present this notification in order to gain admittance to the meeting. The notification admits only the addressee(s) of this e-mail and is not transferable.

You can view the Sears 2003 Annual Report to Shareholders and the notice and proxy material relating to the annual meeting at the following Internet sites:

ANNUAL REPORT

http://ww3.ics.adp.com/streetlink_data/dirs/sa2516.pdf

PROXY MATERIAL

http://ww3.ics.adp.com/streetlink_data/dirs/sa2514.pdf

To view these documents, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the following URL: http://www.adobe.com/products/acrobat/readstep2.html

You can enter your voting instructions and view the annual report and proxy material at the following Internet site:

http://www.proxyvote.com/0012345678901

For our secure site:

https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the PIN that you previously selected. If you do not know your PIN, please follow the instructions below. Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting date.

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com

Your InvestorDelivery Enrollment Number is:

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers an telephone companies, which must be borne by the shareholder.

Please do not send any e-mails to ID@ProxyVote.com. If you have any comments or questions about ProxyVote.com, if you require assistance in order to access the annual report or proxy material or if you would like to request a paper copy of a document, PLEASE REPLY TO THIS E-MAIL. (Include the original text and Subject line of this message for identification purposes.) AOL Users, please highlight the entire message before clicking in the reply button.

Thank you for participating in the Sears Paperless Annual Meeting Program.

Remember, your vote counts!

EFAIL NOTIFICATION

Dear Investor:

This notification is being sent to you because you previously enrolled for electronic delivery of certain shareowner material and a recent attempt to notify you of the availability of said material has failed. As a result, your enrollment in this service has been suspended.

This is a notification of the ANNUAL MEETING:

MEETING DATE:

FOR HOLDERS AS OF:

CUSIP NUMBER:

You can view the shareowner material at the following Internet site(s);

You can enter your voting instructions at the following Internet site with the control number stated below:

http://www.proxyvote.com

The following is the information we have on file:

ACCOUNT NUMBER:

E-MAIL ADDRESS:

CONTROL NUMBER:

Until your enrollment is reactivated, you will receive hard copy mailings of all shareholder materials for this account. To reactivate your enrollment, please visit:

If the documents above are in a PDF format you will need Adobe Acrobat Reader. To download a free copy go to: http://www.adobe.com/products/acrobat/readstep2.html

If you have any questions regarding your investment, please contact the individual responsible for your account.